                                                                    EXHIBIT 4.1


      COMMON STOCK                                           COMMON STOCK
         NUMBER                   [VISUAL LOGO]                 SHARES

      VNWK


INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS


                                    VISUAL NETOWRKS, INC.

                                               CUSIP _____________
THIS CERTIFIES THAT


IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                      VISUAL NETWORKS, INC.


(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                      [VISUAL NETWORKS, INC.
                              DELAWARE
                             1994 SEAL]

   /s/ SCOTT E. STOUFFER                                 /s/ NANCY A. SPANGLER
    PRESIDENT AND                                             SECRETARY
    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  BOSTON EQUISERVE
       (BOSTON, MASSACHUSETTS)                                   TRANSFER AGENT
                                                                 AND REGISTRAR

                            AUTHORIZED SIGNATURE

                                      VISUAL NETWORKS, INC.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-  as tenants in common                                               UNIF GIFT MIN ACT       Custodian
TEN ENT-  as tenants by the entireties                                                         ------         ---------
JT TEN-  as joint tenants with                                                                 (Cust)          (Minor)
                 right of survivorship and                               under Uniform Gifts to Minors Act
                 not as tenants in common                            ----------------------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.


        For Value received, _________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- -----------------------------------

- -----------------------------------------------------------------------------


-------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

-------------------------------------------------------------------------------

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                         X
      ------------------------  -----------------------------------------------

                               X
                                -----------------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:
                     ----------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.